Exhibit 99.1

Annual Meeting of Shareholders Tuesday, May 17, 2005 Max M. Fisher Music Center

Agenda Call to Order Opening Remarks & Introductions Conduct of Formal Business Voting on Proposals I, II Adjournment Chairman & CEO's Presentation Questions & Comments on General Matters Business Meeting

Proposal I Election of Six Class III Directors

Proposal II Ratification of the Appointment of Ernst & Young LLP as Independent Auditors

Polls Closed For Voting

Voting Results

Agenda Call to Order Opening Remarks & Introductions Conduct of Formal Business Voting on Proposals I, II Adjournment Chairman & CEO's Presentation Questions & Comments on General Matters Business Meeting

Max M. Fisher 1908 - 2005

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to the Corporation or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Safe Harbor Statement

Safe Harbor Statement Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive industry, the anticipated performance of any new banking branches, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2004 Financial Highlights FY 2004 FY 2003 Net Income $757 $661 (in millions) Diluted earnings per common share $4.36 $3.75

Q1 2005 Financial Highlights Q1 2005 Q4 2004 Q1 2004 Net Income $199 $207 $162 (in millions) Diluted earnings per common share $1.16 $1.21 $0.92

Geographic Presence Presence Toronto Mexico

Dividend History 2005 $0.55 per share (up 6%) 2004 $0.52 per share (up 4%) 36 years of consecutive dividend increases

1999 2000 2001 2002 2003 2004 3/31/2005 Comerica Incorporated 100 132 131 102 139 156 142 Keefe 50-Bank Index 100 120 115 107 143 158 148 S&P 500 Index 100 91 80 62 80 89 87

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Plano, Texas

LaJolla, California

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Contribution to Net Income Current (Q1 2005) Midwest & Other Markets 58% Western 33% Business Bank 72% W&IM 10% Texas 8% Florida 1% SB & PFS: Small Business & Personal Financial Services W&IM: Wealth & Institutional Management SB & PFS 18%

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Risk Management Rolled out a new software system (operational) Developed new risk-rating tools (credit) Initiated a comprehensive, long-term anti- money-laundering program

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Key Drivers Growing our business Improving the balance of our business mix Leveraging our unique approach to relationships Driving risk management to an industry leading level Diversity Measuring results and recognizing excellence

Chairman's Circle Brainstorm! 2004 National Quality Excellence Award Congratulations to Roland Odeleye, Corporate Technology Services, for being named Comerica's 2004 National Quality Excellence Award overall winner Recognizing our Dedicated Colleagues

Commitment to the Community Contributions Partnerships Volunteer Activities

Commitment to the Community 'Outstanding' CRA Rating

Agenda Call to Order Opening Remarks & Introductions Conduct of Formal Business Voting on Proposals I, II Adjournment Chairman and CEO's Presentation Questions & Comments on General Matters Business Meeting